UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 5, 2009

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-18225	77-0059951
(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 5, 2009, Cisco Systems, Inc. (the “Registrant”) reported its results of operations for its fiscal fourth quarter and fiscal year 2009 ended July 25, 2009. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

The attached press release includes non-GAAP net income, non-GAAP net income per share data, non-GAAP shares used in net income per share calculation and non-GAAP inventory turns.

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Registrant believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Registrant’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate the Registrant’s results of operations in conjunction with the corresponding GAAP measures.

The Registrant believes that the presentation of non-GAAP net income, non-GAAP net income per share data and non-GAAP shares used in net income per share calculation, when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and results of operations. In addition, the Registrant believes that the presentation of non-GAAP inventory turns provides useful information to investors and management regarding financial and business trends relating to inventory management based on the operating activities of the period presented.

For its internal budgeting process, the Registrant’s management uses financial statements that do not include, when applicable, employee share-based compensation expense, in-process research and development, amortization of acquisition-related intangible assets, other acquisition-related costs, enhanced early retirement benefits, the income tax effects of the foregoing, significant effects of retroactive tax legislation, and significant transfer pricing adjustments related to share-based compensation. The Registrant’s management also uses the foregoing non-GAAP measures, in addition to the corresponding GAAP measures, in reviewing the financial results of the Registrant. In prior periods, the Registrant has excluded other items that it no longer excludes for purposes of its non-GAAP financial measures; for example, effective in the third quarter of fiscal 2009, the Registrant no longer excludes payroll tax on stock option exercises. From time to time in the future, there may be other items that the Registrant may exclude for purposes of its internal budgeting process and in reviewing the financial results of the Registrant.

As described above, the Registrant excludes the following items from one or more of its non-GAAP measures when applicable:

Employee share-based compensation expense. These expenses consist primarily of expenses for employee stock options, employee stock purchase rights, employee restricted stock and employee restricted stock units. The Registrant excludes employee share-based compensation expenses from its non-GAAP measures primarily because they are non-cash expenses that the Registrant does not believe are reflective of ongoing operating results. Further, the Registrant believes that it is useful to investors to understand the impact of share-based compensation to its results of operations.

In-process research and development. The Registrant incurs in-process research and development expenses when technological feasibility for acquired technology has not been established and no future alternative use for such technology exists. These amounts arise from the Registrant’s prior acquisitions and have no direct correlation to the operation of the Registrant’s business.

Amortization of acquisition-related intangible assets. The Registrant incurs amortization of intangible assets (which may include impairment charges from the write-downs of purchased intangible assets) in connection with acquisitions. The Registrant excludes these items because these expenses are not reflective of ongoing operating results in the period incurred. These amounts arise from the Registrant’s prior acquisitions and have no direct correlation to the operation of the Registrant’s business.

Other acquisition-related costs. The Registrant incurs compensation expenses, as well as professional fees and other expenses, associated with acquisitions and investments. The Registrant excludes such compensation expense, fees and other expenses as they are primarily related to acquisitions and have no direct correlation to the operation of the Registrant’s business.

Enhanced early retirement benefits. The Registrant excluded expenses related to an enhanced early retirement program, in the fourth quarter of fiscal 2009. The Registrant excludes these expenses because the Registrant does not believe they are reflective of ongoing business and operating results.

Income tax effects of the foregoing. This amount is used to present each of the amounts described above on an after-tax basis consistent with the presentation of non-GAAP net income.

Significant effects of retroactive tax legislation. The Registrant is subject to changes in tax legislation which have retroactive effects. The Registrant excludes such significant effects of retroactive tax legislation because this item is unrelated to the Registrant’s current ongoing business and operating results.

Significant transfer pricing adjustments related to share-based compensation. During the Registrant’s fourth quarter of fiscal 2009, the U.S. Court of Appeals for the Ninth Circuit overturned a 2005 U.S. Tax Court ruling. The decision changes the tax treatment of share-based compensation expenses for the purpose of determining intangible development costs under a company’s research and development cost sharing arrangement. While Cisco was not a named party to the case, the decision resulted in a change in Cisco’s tax benefits recognized in its financial statements. The Registrant excluded a tax charge related to the foregoing because it was unrelated to its current ongoing business and operating results.

From time to time in the future, there may be other items that the Registrant may exclude if it believes that doing so is consistent with the goal of providing useful information to investors and management.

The Registrant will incur employee share-based compensation expense, amortization of acquisition-related intangible assets, and other acquisition-related costs, in future periods. In-process research and development expenses are a function of underlying transactions, and the Registrant expects to engage in transactions of this nature in future periods. The Registrant may be subject to significant effects of retroactive tax legislation to the extent that any such legislation becomes effective retroactively in future periods. Enhanced early retirement benefit expenses are an unusual occurrence. The Registrant could experience significant transfer pricing adjustments related to share-based compensation to the extent that any court rulings or other guidance impacts this area in future periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: August 5, 2009	By:	/s/ Frank A. Calderoni
	Name:	Frank A. Calderoni
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release of Registrant, dated August 5, 2009, reporting the results of operations for the Registrant’s fiscal fourth quarter and fiscal year ended July 25, 2009.